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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  June 22, 2000


                     AMERICAN INTERNATIONAL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



                  000-25223                                 88-0326480
          (Commission File Number)                       (I.R.S. Employer
                                                        Identification No.)



                  601 Cien Road, Suite 235, Kemah, Texas 77565
          (Address of principal executive offices, including zip code)



                                 (281) 334-9479
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         Inapplicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         Inapplicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         a) The previous independent accountants for the American International Industries, Inc., (the "Company") were BDO Seidman, LLP ("BDO").

                  i) On June 22, 2000, the Company determined to appoint new independent accountants and BDO was dismissed by the Company.

                  ii) The reports of BDO on the Company's financial statements for the years ending December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principles.

                  iii) The Company's board of directors approved the Company's new independent accountants.

                  iv) There have been no reportable events, as defined in Regulation S-B Item 304(a)(1)(iv).

                  v) The Company has requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         b) New independent accountants

                  i) The Company has engaged the accounting firm of R.E. Bassie & Co., P.C.

ITEM 5.  OTHER EVENTS

         Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
         Inapplicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (a)      Financial Statements of Business Acquired.
                  Inapplicable.

         (b)      Pro Forma Financial Information.
                  Inapplicable.

         (c)      Exhibits
                  Letter from BDO agreeing with the statements contained in this Form 8-K.

ITEM 8.  CHANGE IN FISCAL YEAR
         Inapplicable.

                                      -2-
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                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         AMERICAN INTERNATIONAL INDUSTRIES, INC.



                                         By: /s/ DANIEL DROR
                                         ---------------------------------------
                                         Daniel Dror
                                         Chief Executive Officer




DATE: June 27, 2000
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                                 EXHIBIT INDEX

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

16.1(c) Letter from BDO Seidman agreeing with the statements contained in this Form 8-K.